Exhibit 99.1
1 Growing Forward AGA Financial Forum May 2009 Tom J. Webb Executive Vice President and Chief Financial Officer

2 This presentation contains "forward-looking statements" as defined in Rule 3b-6 of the Securities Exchange Act of 1934, as amended, Rule 175 of the Securities Act of 1933, as amended, and relevant legal decisions. The forward-looking statements are subject to risks and uncertainties. They should be read in conjunction with "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" each found in the MANAGEMENT'S DISCUSSION AND ANALYSIS sections of CMS Energy's and Consumers Energy's Form 10-K for the year ended December 31 and as updated in subsequent 10-Qs. CMS Energy's and Consumers Energy's "FORWARD-LOOKING STATEMENTS AND INFORMATION" and "RISK FACTORS" sections are incorporated herein by reference and discuss important factors that could cause CMS Energy's and Consumers Energy's results to differ materially from those anticipated in such statements. The presentation also includes non-GAAP measures when describing CMS Energy's results of operations and financial performance. A reconciliation of each of these measures to the most directly comparable GAAP measure is included in the appendix and posted on our website at www.cmsenergy.com. CMS Energy expects 2009 reported earnings to be about the same as adjusted earnings. Reported earnings could vary because of several factors. CMS Energy is not providing reported earnings guidance reconciliation because of the uncertainties associated with those factors.

3 Performance and Priorities Results Regulatory Economy Investment Liquidity 2009 adjusted EPS guidance at $1.25 continues growth in an uncertain global economy; future growth at 6% - 8%. 2003 2004 2005 2006 2007 2008 2009 Future 0.81 0.9 0.96 1.08 0.84 1.25 0.8 0.85 0.9 1 0.8 1.2 1.25 CMS Earnings Potential Top of Mind for 2009 a _ _ _ _ _ a Adjusted (non-GAAP) EPS excluding MTM in 2004-2006 b $1.25 excluding accounting changes related to convertible debt (FSP APB 14-1) and restricted stock (FSP EITF 03-6-1) 8% Growth 6%-8% Growth Dividend Annual ¢/share Payout % 25% 30% 40% $1.22 b $1.20 $1.25

4 2008 Sales & Cost Rate Relief YTD Sales & RCP Cost & Other Rate Relief Enterprises & Parent 2009 grey bars 0.43 1.09 0.3 spacer 0.79 0.92 0.92 1.02 0.68 0.68 1.23 0.95 0.3 0.07 0.15 0.17 0.17 0.19 0.4 0.01 0 First Quarter a Nine Months To Go 2009 Adjusted (non-GAAP) EPS Full year adjusted EPS guidance remains unchanged. $(0.13) $0.16 b _ _ _ _ a Adjusted and Reported EPS the same b $1.25 excluding accounting changes related to convertible debt (FSP APB 14-1) and restricted stock (FSP EITF 03-6-1) Seasonality $(0.08) Sales & RCP (0.07) SO2 & UAs (0.08) Other cost (0.07) Total $(0.30) To Go impact of prior orders

5 Electric Rate Seasonality Shift Full Year Guidance EPS Mix Electric $1.17 94% Gas .43 34 Utility $1.60 128% Enterprises .09 7 Interest and other (.44) (35) Company $1.25 100% First Quarter EPS 2009 2008 Utility 41¢ 54¢ Enterprises - - Interest and Other (11) (11) Total Company 30¢ 43¢ First Call 30¢ First Quarter Second Quarter Third Quarter Fourth Quarter 2009 without seasonality 0.21 0.25 0.36 0.18 4 Year average 0.22 0.22 0.4 0.16 2009 with seasonality 0.14 0.25 0.5 0.11 By Business Timing of Electric Earnings Earnings weighted more to the third quarter to reflect new tariffs in the June 2008 Electric Rate Case which are designed to encourage customers to conserve during the summer. Changes - 7 pts - pts +14 pts - 7 pts -7 pts +14 pts

6 2009 Sensitivities Annual Impact Sensitivity EPS FCF (mils) Sales Electric (34,416 GWh) a + 1% + $.04 + $18 Gas (290 bcf) + 1 + .02 + 7 Uncollectible accounts ($58 million) + $5 million + .02 + 5 Auto-sector-wide bankruptcy (15) - (30) (.04) - (.08) (15) - (30) Gas prices ($4.40/mcf) + .50 + .01 + 60 ROE Electric + 50 bps + .06 + 25 Gas + 50 + .02 + 10 Principal sensitivities include the economy (sales and UAs), gas prices, and accomplishing rate recovery. _ _ _ _ a Excluding HSC

6 Regulatory Update Renewable Energy Plan Capital investment over $1 billion Annual surcharge $85-$90 million Order expected in May Energy Optimization Plan Investment $.5 billion Annual surcharge $90 million Order expected in May Gas Rate Case Filing expected in May Electric Rate Case Filed November 14, 2008 Electric Rate Case Comparison Filings Filings support balance of customer interest and investor certainty.

7 Oct-07 Nov-07 Dec-07 Jan-08 Feb-08 Mar-08 Apr-08 May-08 Jun-08 Jul-08 Aug-08 Sep-08 Oct-08 Nov-08 Dec-08 Jan-09 Feb- 09 Mar-09 Regulatory Timeline November December April May June September November Electric Rate Case U-15645 Filed Staff and intervenors file Rebuttals Self implement Cross examination PFD target date Final order New Gas General Rate Case To Be Filed Self implement 2008 2009 Legislation provides for more timely rate relief.

8 Sales and Unemployment Electric Sales (weather adjusted) Sales decline still similar to recession in early 1980s; unemployment varies across the state. Michigan Unemployment 2009 1975 1986 1997 2008 (7)% Decline over three years ('79 -'82 recession) 2008 2009 (3)% 1975 1976 1977 1978 1979 1980 1981 1982 1983 1984 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 August Plan 22145 23722 24572 25237 25707 24533 24875 23916 24893 26051 26305 26977 27928 29143 29623 29894 30325 30877 31868 33177 34465 34622 35462 36355 37234 37463 37301 37792 37746 38017 37586 38372 38098 37339 36536 Revised Potential 37339 36208 0 Electric Gas Combination Midland 10% Flint 15% Detroit 23% Grand Rapids 11% Kalamazoo 10% Budget (2)% New Forecast (3)%

9 2009 Electric Sales Outlook a (vs. prior year) Full Year Forecast Industrial Sales by Quarter Prior Present Fourth 2008 -2 2009 Budget -3 -5 2009 Forecast First quarter sales were equal to budget. Forecast industrial sales, however, revised downward. 2008 2009 Budget 2009 Forecast -2 First -11 0 -3 Second -10 -5 0 -5 Third -6 -5 0 -6 Fourth -5 First Second Third Fourth (all customers) Full Year 2009 Forecast -11% 2009 Budget - 7 2008 - 4 _ _ _ _ a Weather adjusted

10 Uncollectible Accounts Uncollectible accounts forecast raised to $58 million largely for "SAP" launch and partly for economic outlook. An "auto-wide" bankruptcy would have an incremental "one time write off" impact. Utility Uncollectible Accounts Millions $ 2007 2008 2009 2009 Budget 32 46 48 2009 Forecast 0 0 10 Pct of Revenue 0.5% 0.7% 0.9% "Auto-wide" Bankruptcy Exposure "SAP"

11 Diversified Customer Base Hemlock Semiconductor General Motors Delphi Corporation Pfizer Incorporated Meijer Incorporated State of Michigan Quanex Corporation Packaging Corporation of America Dow Corning Corporation Denso International Percent of 2008 total Company 3% Top Ten Customers 2008 Gross Margin Residential Commercial Autos Industrial Other 0.48 0.33 0.03 0.15 0.01 $1.6 Billion

12 BEI - Electric Resource Plan (Peak Load) 0 Generation gap needs to be addressed. Existing generation and long-term purchases

13 Balanced Energy Plan Summary Extensive analysis of alternatives and risks Diverse and balanced plan Meets 10% renewable portfolio standard by 2015 Meets energy efficiency target of 5.5% by 2015 Includes demand management programs Purchase of Zeeland natural gas plant Build new clean coal facility Renewables (Nominal) Energy Efficiency and Demand Management Clean Coal Gas Combined Cycle 32 31 18 19 New Resources 2008 - 2018 New generation from diversified fuel sources.

14 2008 2009 2010 2011 2012 2031 Depreciation 7.851 8.729 8.486 7.922 7.592 7.123 6.597 Maintenance 0.574 1.132 1.644 2.117 2.616 Customer growth 0.077 0.156 0.244 0.337 0.431 Environmental 0.057 0.19 0.341 0.501 0.797 Zeeland plant 0.481 0.481 0.481 0.481 0.481 Gas compression and pipelines 0.064 0.143 0.211 0.279 0.342 Electric reliability and other 0.022 0.077 0.137 0.254 0.444 Renewables 0.005 0.023 0.039 0.122 0.26 AMI 0.006 0.011 0.019 0.095 0.348 Clean coal plant 0.029 0.096 0.238 0.408 0.556 7% Utility Growth Rate Base Bils $ Present Rate Base 2008 2009 2010 2011 2012 2013 Average Rate Base (bils) $9.3 $9.7 $10.5 $11.2 $12.4 New investment based on balancing responsible rate increases, strong capital structure, as well as earnings and cash flow growth. 0 Investment 2009-13 (mils) Base capital $ 3,950 Choices in Plan Clean coal plant $ 530 ? AMI 620 Renewables 310 Electric reliability and other 550 Gas compression and pipelines 340 Total Choices in Plan $ 2,350 Total Capital 2009-13 $ 6,300 Examples of Coal Plant Alternative Plant life extensions/new gas generation $200 Accelerated wind investment 250 Reliability 75 Total $525 ? Investment Plan

15 Liquidity Outlook Liquidity position sound. Good coverage for operational risks. Plans in place to address Parent maturity in 2010, if capital markets closed. Oct Dec Mar Jun Sep Dec Mar Jun Sep Dec Blank Liquidity 1505 1163 2011 1829 1241 1370 1847 1646 1035 1432 Cash 670 963 1811 1629 1041 1170 1647 1446 835 1232 535 932 $1.2 Amount (bils) $ $1.4 Gas Inventory 2009 2010 Maturities (mils) Utility $200 - $150 - - $308 - - Parent - - - - - - $300 - Gas Inventory Historical Operating Risk Parent Refinancing

16 2008 - 2013 Cash Flow 2008 2009 2010 2011 2012 2013 CF after Capex -517 -300 -49 146 -313 -622 81 182 265 323 707 877 CF after working capital 748 669 870 633 818 960 CF after interest 711 477 41 70 41 96 Operating cash flow 335 357 367 394 424 454 Billions $ Cash flow before dividend Operating cash flow Interest Base Capex Investment choices Investment drives operating cash flow growth. Cash flow before choices $1.3 $1.8 Pension Gas prices DIG Working capital and taxes

17 What Makes CMS Different? Recent State legislation provides framework for growth Diversified Utility investment opportunities boost rate base and EPS Solid liquidity position, no need to issue equity in near term NOL and AMT credits add value Track record of predictability

Appendix

Tax Benefits New American Recovery and Reinvestment Act of 2009 bonus depreciation extends life of NOLs. Appendix-1 Year-End Actual Estimate 2008 2009 2010 (bils) (bils) (bils) Gross NOL carry forwards $ 1.3 $ 1.1 $ .5 Net NOL cash benefit at 35% .4 .4 $ .2 Credit carry forwards .3 .3 .3 Remaining cash benefit $ .7 $ .7 $ .5 Previous amount $ .7 $ .6 $ .4

Liquidity Components At 04-30-09 Facility Available Renewal Date (mils) (mils) A/R program $ 250 $ 250 February 2010 Bank of Nova Scotia LOC 192 0 November 2009 Consumers revolvers UBOC 150 150 September 2009 JPMorgan 500 328 March 2012 Energy Parent revolver 550 487 April 2012 Subtotal $1,642 $1,215 Cash balance NA 913 NA $1,642 $2,128 Adequate liquidity at Parent and Utility. Appendix-2

2009 Cash Flow (non-GAAP) Forecast CMS Energy Parent Consumers Energy _ _ _ _ _ a Includes other _ _ _ _ _ b Includes cost of removal and capital leases $215 Appendix-3

Projected Consumers Capital Expenditures Appendix-4

2009 - 2013 Capital Expenditures Category Amount Value Add (bils) Maintenance $2.1 Maintain existing generating and distribution system Environmental 1.0 Reduce emissions and comply with regulations Customer growth 0.9 Meet customer requirements Clean coal plant 0.5 Meet customer demand AMI 0.6 Enable customer and company cost efficiencies Renewables 0.3 Minimize carbon footprint Reliability and other 0.9 Improve customer satisfaction Total $6.3 Investment driven by customer needs, regulation and cost efficiencies. Appendix-5

Capital Spending 2008 Budget Outlook Contingency Maintenance including customer growth 706 600 674 611.3 Environmental 45 69 197 197.1 Choices 75 181 264 125.1 120 186 Capital spending dialed back with some choices delayed temporarily. Average depreciation $410 million Equity contributions to Utility $0 $100 $250 2009 2010 Plan _ _ _ _ _ a 2007 10K Millions $ Appendix-6

Renewable Energy Today 2008 Energy Generation Mix 40,100 Mwh Wind Hydro Biomass Solid waste Anaerobic digester Landfill gas Nuclear (PPA) Renewables Coal MISO Purchase Natural Gas 17 5 45 19 14 382 MW of renewable resources provide 5% of total energy. a _ _ _ _ _ a Based on generation needed to serve total customer requirements Appendix-7

Wind Growth - (2008-2018) 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 71 71 71 71 71 271 271 571 571 971 971 Projected 200 MW 300 MW 400 MW Appendix-8

GAAP Reconciliation

CMS Energy
Earnings Reconciliation By Quarter and Year
December 31
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited Quarters
(millions, except per share amounts)	1Q03	2Q03	3Q03	4Q03	FY 2003

Reported net income	$82	$(65)	$(69)	$8	$(44)

After-tax items:
Electric and gas utility other				30	30
Enterprises other	5	7	62	37	111
Corporate other	1		19	4	24
Discontinued operations	(31)	53	(2)	(43)	(23)
Cumulative accounting changes	24				24

Ongoing earnings (non-GAAP)	$81	$(5)	$10	$36	$122

Average shares outstanding, basic	144.1	144.1	152.2	161.1	150.4

Average shares outstanding, diluted	165.0	144.1	152.2	161.1	150.4

Reported earnings per share	$0.52	$(0.45)	$(0.46)	$0.05	$(0.30)

After-tax items
Electric and gas utility other				0.19	0.21
Enterprises other	0.03	0.05	0.41	0.23	0.74
Corporate other			0.12	0.02	0.16
Discontinued operations	(0.19)	0.37	(0.01)	(0.27)	(0.16)
Cumulative accounting changes	0.14				0.16

Ongoing earnings per share (non-GAAP)	$0.50	$(0.03)	$0.06	$0.22	$0.81

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.
2003 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q04*	2Q04	3Q04	4Q04	FY 2004

Reported net income — GAAP	$(9)	$16	$56	$47	$110

After-tax items:
Electric and gas utility other				(67)	(67)
Enterprises other	88		(29)	48	107
Corporate other	(7)		(1)	1	(7)
Discontinued operations	2		(8)	10	4
Cumulative accounting changes	2				2

Adjusted earnings, including M-T-M	$76	$16	$18	$39	$149
Mark-to-market impacts	NM	(13)	9	9	5

Adjusted earnings, excluding M-T-M	$76	$3	$27	$48	$154

Average shares outstanding, basic	161.1	161.2	161.5	190.2	168.6

Average shares outstanding, diluted	161.1	164.2	165.0	194.0	172.1

Reported earnings per share — GAAP	$(0.06)	$0.10	$0.34	$0.24	$0.64

After-tax items
Electric and gas utility other				(0.35)	(0.39)
Enterprises other	0.56		(0.17)	0.25	0.62
Corporate other	(0.05)		(0.01)	0.01	(0.03)
Discontinued operations	0.01		(0.05)	0.05	0.02
Cumulative accounting changes	0.01				0.01

Adjusted earnings per share, including M-T-M	$0.47	$0.10	$0.11	$0.20	$0.87
Mark-to-market impacts	NM	(0.08)	0.06	0.05	0.03

Adjusted earnings per share, excluding M-T-M	$0.47	$0.02	$0.17	$0.25	$0.90

Note:	Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.

*	Quarterly amounts differ from amounts previously reported due to accelerating the measurement date on our benefit plans by one month and the remeasurement of our post retirement obligation.

NM:	Not meaningful.
2004 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited				31-Dec
(millions, except per share amounts)	1Q05	2Q05	3Q05	4Q05	FY 2005

Reported net income — GAAP	$150	$27	$(265)	$(6)	$(94)

After-tax items:
Electric and gas utility other
Enterprises other	(2)	(1)	(1)	13	9
Corporate other		1		8	9
Discontinued operations				(14)	(14)
Asset impairment			385		385

Adjusted earnings, including M-T-M	$148	$27	$119	$1	$295
Mark-to-market impacts	(75)	19	(75)	40	(91)

Adjusted earnings, excluding M-T-M	$73	$46	$44	$41	$204

Average shares outstanding, basic	195.3	217.9	219.6	218.5	211.8

Average shares outstanding, diluted	206.3	228.9	219.6	218.5	211.8

Reported earnings per share — GAAP	$0.74	$0.12	$(1.21)	$(0.03)	$(0.44)

After-tax items
Electric and gas utility other
Enterprises other	(0.01)	NM	NM	0.06	0.04
Corporate other		NM		0.03	0.04
Discontinued operations				(0.06)	(0.07)
Asset impairment			1.75		1.82

Adjusted earnings per share, including M-T-M	$0.73	$0.12	$0.54	$0.00	$1.39
Mark-to-market impacts	(0.36)	0.08	(0.34)	0.19	(0.43)

Adjusted earnings per share, excluding M-T-M	$0.37	$0.20	$0.20	$0.19	$0.96

Note:	Year-to-date & full-year EPS may not equal sum of quarters due to share count differences.
2005 A-1

CMS Energy
Earnings Reconciliation By Quarter and Year
Reconciliation of reported measures prepared in accordance with
Generally Accepted Accounting Principles (GAAP) versus non-GAAP measures

	Unaudited
	2006				2006
(In millions, except per share amounts)	1Q	2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$(27)	$72	$(103)	$(32)	$(90)

After-tax items:
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(29)	25	(4)
Corporate interest and other	2	(15)	4	82	73
Discontinued operations (gain)	(1)	(2)	(1)	(2)	(6)
Asset impairment charges	—	—	169	—	169

Adjusted earnings, including MTM	$(26)	$55	$40	$73	$142
Mark-to-market impacts	74	21	30	(13)	112

Adjusted earnings, excluding MTM	$48	$76	$70	$60	$254

Average shares outstanding, basic	219.1	219.6	220.1	220.6	219.9
Average shares outstanding, diluted	219.1	229.6	220.1	220.6	219.9

Reported earnings per share — GAAP	$(0.12)	$0.31	$(0.47)	$(0.15)	$(0.41)

After-tax items
Electric and gas utility other	—	—	—	—	—
Enterprises other	—	—	(0.13)	0.11	(0.02)
Corporate other	0.01	(0.07)	0.02	0.38	0.27
Discontinued operations	(0.01)	(0.01)	—	(0.01)	(0.03)
Asset impairment charges	—	—	0.76	—	0.76

Adjusted earnings per share, including MTM	$(0.12)	$0.23	$0.18	$0.33	$0.57
Mark-to-market impacts	0.34	0.10	0.13	(0.06)	0.51

Adjusted earnings per share, excluding MTM	$0.22	$0.33	$0.31	$0.27	$1.08

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

NM:	Not Meaningful.
2006 A-1

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

	(In millions, except per share amounts)
	2007
	1Q	2Q	3Q	4Q	Dec YTD

Reported net income (loss) — GAAP	($215)	$33	$82	($127)	($227)

After-tax items:
Electric and gas utility	4	—	—	—	4
Enterprises	49	19	(10)	222	280
Corporate interest and other	(81)	32	9	(38)	(78)
Discontinued operations (income) loss	178	(91)	—	2	89
Asset impairment charges, net	157	25	(49)	—	133

Adjusted income — non-GAAP	$92	$18	$32	$59	$201

Average shares outstanding, basic	221.5	222.6	223.0	223.4	222.6
Average shares outstanding, diluted	221.5	222.6	241.3	223.4	222.6

Reported earnings (loss) per share — GAAP	($0.97)	$0.15	$0.34	($0.57)	($1.02)

After-tax items:
Electric and gas utility	0.01	—	—	—	(0.07)
Enterprises	0.23	0.08	(0.04)	0.99	1.25
Corporate interest and other	(0.36)	0.15	0.03	(0.17)	(0.32)
Discontinued operations (income) loss	0.80	(0.41)	—	0.01	0.40
Asset impairment charges, net	0.71	0.11	(0.20)	—	0.60

Adjusted earnings per share — non-GAAP	$0.42	$0.08	$0.13	$0.26	$0.84

	(In millions, except per share amounts)
	2008
	1Q		2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$103		$46	$79	$61	$289

After-tax items:
Electric and gas utility	—		1	6	5	12
Enterprises	*		(4)	(* )	1	(3)
Corporate interest and other	—		—	(6)	1	(5)
Discontinued operations (income) loss	(*	)	1	(1)	*	*

Adjusted income — non-GAAP	$103		$44	$78	$68	$293 (a)

Average shares outstanding, basic	223.5		223.7	224.1	224.5	223.9
Average shares outstanding, diluted	236.6		239.1	234.3	226.6	234.8

Reported earnings per share — GAAP	$0.44		$0.19	$0.34	$0.27	$1.23

After-tax items:
Electric and gas utility	—		0.01	0.02	0.03	0.05
Enterprises	*		(0.02)	0.01	*	(0.01)
Corporate interest and other	—		—	(0.03)	*	(0.02)
Discontinued operations (income) loss	(*	)	0.01	(0.01)	*	*

Adjusted earnings per share — non-GAAP	$0.44		$0.19	$0.33	$0.30	$1.25

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.
2007-2008 A-1

CMS ENERGY CORPORATION
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended		Twelve Months Ended
December 31	2008	2007	2008	2007

Electric Utility
Reported	$0.17	$0.17	$1.16	$0.88
Dilution Impact	—	—	—	(0.06)
Unrealized Investment Loss	0.02	—	0.03	—
Asset Sales Loss and Other, net	—	—	*	0.01

Adjusted	$0.19	$0.17	$1.19	$0.83

Gas Utility	.
Reported	$0.19	$0.15	$0.38	$0.39
Dilution Impact	—	—	—	(0.03)
Unrealized Investment Loss	0.01	—	0.02	—
Asset Sales Loss and Other, net	—	—	—	0.01

Adjusted	$0.20	$0.15	$0.40	$0.37

Enterprises
Reported	$0.01	$(0.97)	$0.06	$(1.75)
Unrealized Investment Loss	*	—	0.01	—
Asset Impairment Charges, net of insurance recoveries	—	—	—	0.55
Asset Sales (Gain) Loss and Other, net	—	0.99	(0.02)	1.25

Adjusted	$0.01	$0.02	$0.05	$0.05

Corporate Interest and Other
Reported	$(0.10)	$0.09	$(0.37)	$(0.14)
Dilution Impact	—	—	—	0.03
Unrealized Investment Loss	*	—	0.01	—
Asset Impairment Charges, net of insurance recoveries	—	—	—	0.05
Asset Sales Gain and Other, net	—	(0.17)	(0.03)	(0.35)

Adjusted	$(0.10)	$(0.08)	$(0.39)	$(0.41)

Discontinued Operations
Reported	$—	$(0.01)	$—	$(0.40)
Discontinued Operations Loss	—	$0.01	—	0.40

Adjusted	$—	$—	$—	$—

Totals
Reported	$0.27	$(0.57)	$1.23	$(1.02)
Discontinued Operations Loss	—	0.01	—	0.40
Dilution Impact	—	—	—	(0.06)
Unrealized Investment Loss	0.03	—	0.07	—
Asset Impairment Charges, net of insurance recoveries	—	—	—	0.60
Asset Sales (Gain) Loss and Other, net	—	0.82	(0.05)	0.92

Adjusted	$0.30	$0.26	$1.25	$0.84

Average Common Shares Outstanding — Diluted (in millions)	226.6	223.4	234.8	222.6

*	Less than $0.01 per share.
2007-2008 A-2

Consumers Energy
2008 Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Tax	Interest	Accts/Rec	Capital	Securitization	Operating	Preferred	Common	Consolidated Statements of Cash Flows
	non-GAAP	Sharing	Payments	Financing	Lease Pymts	Debt Pymts	Activites	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Financing	as Financing	as Investing	as Financing	as Financing	Amount	Description
Cash at year end 2007	$195	$—	$—	$—	$—	$—	$—	$—	$—	$195	Cash at year end 2007

Sources
Operating	$1,330	$(71)	$(196)	$—	$26	$32	$1	$—	$—	$1,122
Other working capital	(418)	—	—	170	—	—	—	—	—	(248)	Net cash provided by

Sources	$912	$(71)	$(196)	$170	$26	$32	$1	$—	$—	$874	operating activities
Uses
Interest and preferred dividends	$(198)	$—	$196	$—	$—	$—	$(1)	$2	$—	$(1)
Capital expenditures	(823)	—	—	—	—	—	—	—	—	(823)
Dividends/tax sharing to CMS	(368)	71	—	—	—	—	—	—	297	—	Net cash provided by

Uses	$(1,389)	$71	$196	$—	$—	$—	$(1)	$2	$297	$(824)	investing activities

Cash flow	$(477)	$—	$—	$170	$26	$32	$—	$2	$297	$50	Cash flow from operating and
											investing activities
Financing
New Issues	$686	$—	$—	$—	$—	$—	$—	$(2)	$—	$684
Retirements	(505)	—	—	—	(26)	(32)	—	—	(297)	(860)
Net short-term financing	170	—	—	(170)	—	—	—	—	—	—	Net cash provided by

Financing	$351	$—	$—	$(170)	$(26)	$(32)	$—	$(2)	$(297)	$(176)	financing activities

Net change in cash	$(126)	$—	$—	$—	$—	$—	$—	$—	$—	$(126)	Net change in cash

Cash at year end 2008	$69	$—	$—	$—	$—	$—	$—	$—	$—	$69	Cash at year end 2008

2007-2008 A-3

CMS Energy Parent
2008 Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	DIG	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Settlement	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2007	$136	$—	$—	$—	$—	$—	$17	$153	Cash at year end 2007

Sources
Consumers Energy dividends/tax sharing	$368	$(126)	$(15)	$—	$—	$—	$—	$227
Enterprises	28	—	—	(275)	(11)	—	13	(245)	Net cash provided by

Sources	$396	$(126)	$(15)	$(275)	$(11)	$—	$13	$(18)	operating activities

Uses
Interest and preferred dividends	$(137)	$126	$—	$—	$—	$11	$—	$—
Overhead and Federal tax payments	(15)	—	15	—	—	—	—	—
DIG settlement	(275)	—	—	275	11	—	(17)	(6)	Net cash provided by

Uses (a)	$(436)	$126	$15	$275	$11	$11	$(17)	$(15)	investing activities

									Cash flow from
Cash flow	$(40)	$—	$—	$—	$—	$11	$(4)	$(33)	operating and
									investing activities
Financing and dividends
New Issues	$8	$—	$—	$—	$—	$(11)	$14	$11
Retirements	(11)	—	—	—	—	—	—	(11)
Net short-term financing	105	—	—	—	—	—	—	105
Common dividend	(81)	—	—	—	—	—	—	(81)	Net cash provided by

Financing	$21	$—	$—	$—	$—	$(11)	$14	$24	financing activities

Net change in cash	$(19)	$—	$—	$—	$—	$—	$10	$(9)	Net change in cash

Cash at year end 2008	$117	$—	$—	$—	$—	$—	$27	$144	Cash at year end 2008

(a)     Includes other and roundings
2007-2008 A-4

Consolidated CMS Energy
2008 Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to
			Arrive at the Consolidated
			Statement of Cash Flows
Statements of Cash Flows			Consumers	Equity
	Consumers	CMS Parent	Common Dividend	Infusions to	Consolidated Statements of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2007	$195	$153	$—	$—	$348	Cash at year end 2007

Net cash provided by operating activities	$874	$(18)	$(297)	$—	$559	Net cash provided by
						operating activities

Net cash provided by investing activities	(824)	(15)	—	—	(839)	Net cash provided by
						investing activities

Cash flow from operating and investing activities	$50	$(33)	$(297)	$—	$(280)	Cash flow from
						operating and
						investing activities

Net cash provided by financing activities	$(176)	$24	$297	$—	$145	Net cash provided by
						financing activities

Net change in cash	$(126)	$(9)	$—	$—	$(135)	Net change in cash

Cash at year end 2008	$69	$144	$—	$—	$213	Cash at year end 2008

2007-2008 A-5

CMS Energy
Reconciliation of 2008 Free Cash Flow to GAAP Free Cash Flow
(unaudited)

	Amount
	(mils)

Statement of cash flows
Operating activities	$559
Investing activities	(839)

Cash flow from operating and investing activities	$(280)	SCF changes

Adjustments to reconcile free cash flow
Reclassify financing activities as operating
Capital lease payments	$(26)
Securitization debt retirements	(32)
Preferred dividend payments	(13)

Reclassify operating activities as financing Accounts receivable financing	(170)

Reclassify Consolidating Cash	4

Total free cash flow before dividends	$(517)	Free cash flow changes

Addback capex
Consumers Energy	823
Enterprises	3

Rounding	—

Free cash flow before dividends and capex	$309

2007-2008 A-6

CMS ENERGY CORPORATION
Earnings Segment Results GAAP Reconciliation
(Unaudited)

	Three Months Ended
March 31	2009			2008

Electric Utility
Reported and Adjusted		$0.16			$0.28

Gas Utility
Reported and Adjusted		$0.25			$0.26

Enterprises
Reported	$	*		$	(*	)
Asset Sales Losses and Other		*			*

Adjusted	$	*		$	(*	)

Corporate Interest and Other
Reported		$(0.11)			$(0.11)
Asset Sales Losses and Other		*			*

Adjusted		$(0.11)			$(0.11)

Discontinued Operations
Reported	$	*		$	*
Discontinued Operations Income		(*	)		(*	)

Adjusted		$—			$—

Totals
Reported		$0.30			$0.43
Discontinued Operations Income		(*	)		(*	)
Asset Sales Losses and Other		*			*

Adjusted		$0.30			$0.43

Average Common Shares Outstanding — Diluted (in millions)		233.2			237.6

*	Less than $0.01 per share.
2009 A-1

CMS Energy Corporation
Earnings By Quarter and Year GAAP Reconciliation
(Unaudited)

(In millions, except per share amounts)	2008
	1Q		2Q	3Q	4Q	Dec YTD

Reported net income — GAAP	$102		$44	$78	$60	$284

After-tax items:
Electric and gas utility	—		1	6	5	12
Enterprises	*		(4)	(* )	1	(3)
Corporate interest and other	—		—	(6)	1	(5)
Discontinued operations (income) loss	(*	)	1	(1)	*	*

Adjusted income — non-GAAP	$102		$42	$77	$67	$288

Average shares outstanding, basic	225.2		225.4	225.8	226.3	225.7
Average shares outstanding, diluted	237.6		240.6	236.3	228.1	236.2

Reported earnings per share — GAAP	$0.43		$0.18	$0.33	$0.26	$1.20

After-tax items:
Electric and gas utility	—		0.01	0.02	0.03	0.05
Enterprises	*		(0.02)	0.01	*	(0.01)
Corporate interest and other	—		—	(0.03)	*	(0.02)
Discontinued operations (income) loss	(*	)	0.01	(0.01)	*	*

Adjusted earnings per share — non-GAAP	$0.43		$0.18	$0.32	$0.29	$1.22

	2009
(In millions, except per share amounts)	1Q

Reported net income — GAAP	$69

After-tax items:
Electric and gas utility	—
Enterprises	*
Corporate interest and other	*
Discontinued operations income	(*	)

Adjusted income — non-GAAP	$69

Average shares outstanding, basic	226.6
Average shares outstanding, diluted	233.2

Reported earnings per share — GAAP	$0.30

After-tax items:
Electric and gas utility	—
Enterprises	*
Corporate interest and other	*
Discontinued operations income	(*	)

Adjusted earnings per share — non-GAAP	$0.30

Note:	Year-to-date (YTD) EPS may not equal sum of quarters due to share count differences.

*	Less than $500 thousand or $0.01 per share.
2009 A-2

Consumers Energy
2009 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows								Consolidated Statements
Presentation Sources and Uses		Tax	Interest	Pension	Accts/Rec	Capital	Securitization	Preferred	Common	of Cash Flows
	non-GAAP	Sharing	Payments	Contribution	Financing	Lease Pymts	Debt Pymts	Dividends	Dividends	GAAP
Description	Amount	Operating	as Operating	as Operating	as Operating	as Financing	as Financing	as Financing	as Financing	Amount	Description
Cash at year end 2008	$69	$—	$—	$—	$—	$—	$—	$—	$—	$69	Cash at year
											end 2008

Sources
Operating	$1,345	$(30)	$(223)	$—	$—	$26	$34	$—	$—	$1,152
Other working capital	(66)	—	—	(199)	60	—	—	—	—	(205)	Net cash provided by

Sources	$1,279	$(30)	$(223)	$(199)	$60	$26	$34	$—	$—	$947	operating activities

Uses
Interest and preferred dividends	$(225)	$—	$223	$—	$—	$—	$—	$2	$—	$—
Pension Contribution	(198)	—	—	198	—	—	—	—	—	—
Capital expenditures	(860)	—	—	—	—	—	—	—	—	(860)
Dividends/tax sharing to CMS	(330)	30	—	—	—	—	—	—	300	—	Net cash provided by

Uses	$(1,613)	$30	$223	$198	$—	$—	$—	$2	$300	$(860)	investing activities

											Cash flow from

Cash flow	$(334)	$—	$—	$(1)	$60	$26	$34	$2	$300	$87	operating and
											investing activities

Financing
Equity	$100	$—	$—	$—	$—	$—	$—	$(2)	$—	$98
New Issues	500	—	—	—	—	—	—	—	—	500
Retirements	(350)	—	—	—	—	(26)	(34)	—	(300)	(710)
Net short-term financing	56	—	—	—	(60)	—	—	—	—	(4)	Net cash provided by

Financing	$306	$—	$—	$—	$(60)	$(26)	$(34)	$(2)	$(300)	$(116)	financing activities

Net change in cash	$(28)	$—	$—	$(1)	$—	$—	$—	$—	$—	$(29)	Net change in cash

Cash at year end 2009	$41	$—	$—	$(1)	$—	$—	$—	$—	$—	$40	Cash at year end 2009

2009 A-3

CMS Energy Parent
2009 Forecasted Cash Flow GAAP Reconciliation (in millions) (unaudited)

		Reclassifications From Sources and Uses to Statement of Cash Flows
Presentation Sources and Uses		Interest	Overheads &	Other	Preferred	Cash From	Consolidated Statements of Cash Flows
	non-GAAP	Payments	Tax Payments	Uses (a)	Dividends	Consolidated	GAAP
Description	Amount	as Operating	as Operating	as Operating	as Financing	Companies	Amount	Description
Cash at year end 2008	$117	$—	$—	$—	$—	$27	$144	Cash at year end 2008

Sources
Consumers Energy dividends/tax sharing	$330	$(114)	$(20)	$—	$—	$—	$196
Enterprises	30	—	—	(30)	—	8	8	Net cash provided by

Sources	$360	$(114)	$(20)	$(30)	$—	$8	$204	operating activities

Uses
Interest and preferred dividends	$(125)	$114	$—	$—	$11	$—	$—
Overhead and Federal tax payments	(20)	—	20	—	—	—	—
Pension Contributions	(7)	—	—	7	—	—	—
Equity infusions	(100)	—	—	23	—	(56)	(133)	Net cash provided by

Uses (a)	$(275)	$114	$20	$30	$11	$(56)	$(156)	investing activities

								Cash flow from

Cash flow	$85	$—	$—	$—	$11	$(48)	$48	operating and
								investing activities

Financing and dividends
New Issues	$300	$—	$—	$—	$(11)	$56	$345
Retirements	—	—	—	—	—	(5)	(5)
Net short-term financing	(105)	—	—	—	—	—	(105)
Common dividend	(113)	—	—	—	—	—	(113)	Net cash provided by

Financing	$82	$—	$—	$—	$(11)	$51	$122	financing activities

Net change in cash	$167	$—	$—	$—	$—	$3	$170	Net change in cash

Cash at year end 2009	$284	$—	$—	$—	$—	$30	$314	Cash at year end 2009

(a)	Includes other and roundings
2009 A-4

Consolidated CMS Energy
2009 Forecasted Consolidation of Consumers Energy and CMS Energy Parent Statements of Cash Flow (in millions) (unaudited)

			Eliminations/Reclassifications to Arrive at
			the Consolidated Statement of Cash Flows
Statements of Cash Flows			Consumers	Equity	Consolidated Statements
	Consumers	CMS Parent	Common Dividend	Infusions to	of Cash Flows
Description	Amount	Amount	as Financing	Consumers	Amount	Description
Cash at year end 2008	$195	$153	$—	$—	$348	Cash at year
						end 2008

Net cash provided by						Net cash provided by
operating activities	$947	$204	$(300)	$—	$851	operating activities

Net cash provided by						Net cash provided by
investing activities	(860)	(156)	—	100	(916)	investing activities

Cash flow from	$87	$48	$(300)	$100	$(65)	Cash flow from
operating and						operating and
investing activities

Net cash provided by						Net cash provided by
financing activities	$(116)	$122	$300	$(100)	$206	financing activities

Net change in cash	$(29)	$170	$—	$—	$141	Net change in cash

Cash at year end 2009	$166	$323	$—	$—	$489	Cash at year end 2009

2009 A-5

CMS Energy
Reconciliation of 2009 Forecasted Free Cash Flow to GAAP Free Cash Flow
(unaudited)

Statement of cash flows	Amount
	(mils)

Operating activities	$851
Investing activities	(916)

Cash flow from operating and investing activities	$(65)	SCF changes

Adjustments to reconcile free cash flow
Reclassify financing activities as operating
Capital lease payments	$(26)
Securitization debt retirements	(34)
Preferred dividend payments	(13)

Reclassify operating activities as financing Accounts receivable financing	(60)

Reclassify Consolidating Cash	48

Total free cash flow before dividends	$(150)	Free cash flow changes

Addback capex
Consumers Energy	860
Enterprises	—

Rounding	—

Free cash flow before dividends and capex	$710

2009 A-6